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                               RS INVESTMENT TRUST

                         AMENDED AND RESTATED SUPPLEMENT

                         TO PROSPECTUS DATED MAY 1, 2005

RS PARTNERS FUND

The first paragraph of the section "How to Purchase Shares - Other Information About Purchasing Shares" (page 40) is hereby amended and restated as follows:

OTHER INFORMATION ABOUT PURCHASING SHARES RS Partners Fund is currently offered (by purchase or exchange) only to existing investors and to investors purchasing shares through certain financial intermediaries. In addition, the Fund is offered to employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members. Contact RS Investments for more information. The Trust or RS Investments may in their discretion impose additional limitations on the sale of shares of the Fund or any other Fund at any time, and may waive or eliminate any such limitation at any time without notice.

LEGAL MATTERS

The second to last paragraph of the section "Management of the Funds - Legal Matters" (page 35) is hereby amended and restated as follows:

Since the announcement of those settlements, three related civil lawsuits have been commenced (Richard Rozgay v. RS Investment Trust et al. (N.D. Cal., Docket No. C04-4827) (November 12, 2004), James Blevins v. RS Investment Trust et al. (N.D. Cal., Docket No. C04-4826) (November 12, 2004), and Parthasarathy v. RS Investment Trust et al. (D. Md., Docket No. 1:04-cv-03798-JFM) (November 30,
2004)) against RS Investments, the Trust, each of the Funds, and certain current or former trustees, sub-advisers, employees and officers of the Trust or RS Investments. The factual allegations made in these actions generally track the facts recited in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading. The three lawsuits have been consolidated into one proceeding in the United States District Court for the District of Maryland. The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint, which includes all of the same defendants, other than the individual Funds, and certain additional defendants, alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested. A motion to dismiss the consolidated action is currently pending before the district court. Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue


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to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

The last paragraph of the section "Management of the Funds - Legal Matters" (page 35) is hereby deleted.

HOW SHARES ARE PRICED

The first sentence of the third paragraph of "How Shares Are Priced" (page 38) is hereby amended and restated as follows:

All assets and liabilities of a Fund denominated in foreign currencies are valued using the prevailing exchange rates at the close of the NYSE.

DISTRIBUTION ARRANGEMENTS AND RULE 12b-1 FEES

The last paragraph of "Distribution Arrangements and Rule 12b-1 Fees" (pages 45-46) is hereby amended and restated as follows:

On October 1, 2004, a derivative action (Robert Emma, Custodian, IRA, DTD 7/10/97 vs. RS Investment Management, L.P. et al. (D. Mass., Docket No. C04
4827)) was commenced against RS Investments, PFPC Distributors, each of the current Trustees and one former Trustee (and RS Emerging Growth Fund as a nominal defendant) seeking injunctive relief and damages under federal and state law in connection with RS Emerging Growth Fund's payments under the Plan during periods when the Fund's shares were sold only to certain classes of investors. Thereafter, the defendants moved to dismiss the action. The plaintiff has since voluntarily dismissed the case.

July 5, 2005


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